Exhibit 99.2

Devon Energy First-Quarter 2023

Supplemental Tables

TABLE OF CONTENTS:	PAGE:

Consolidated Statements of Earnings	2

Supplemental Information for Consolidated Statements of Earnings	3

Consolidated Balance Sheets	4

Consolidated Statements of Cash Flows	5

Production	6

Capital Expenditures and Supplemental Information for Capital Expenditures	7

Realized Pricing	8

Asset Margins	9

Core Earnings and EBITDAX	10

Net Debt, Net Debt-to-EBITDAX, and Free Cash Flow	11

Reinvestment Rate and Variable Dividend	12

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil, gas and NGL sales	$2,679	$3,139	$3,668	$4,100	$3,175
Oil, gas and NGL derivatives (1)	64	(53)	248	(170)	(683)
Marketing and midstream revenues	1,080	1,213	1,516	1,696	1,320

Total revenues	3,823	4,299	5,432	5,626	3,812

Production expenses (2)	693	715	735	729	618
Exploration expenses	3	13	4	10	2
Marketing and midstream expenses	1,105	1,231	1,525	1,700	1,324
Depreciation, depletion and amortization	615	625	581	528	489
Asset dispositions	—	(29)	—	(14)	(1)
General and administrative expenses	106	122	95	84	94
Financing costs, net (3)	72	73	67	84	85
Other, net	5	(4)	(40)	10	(61)

Total expenses	2,599	2,746	2,967	3,131	2,550

Earnings before income taxes	1,224	1,553	2,465	2,495	1,262
Income tax expense (4)	221	349	565	557	267

Net earnings	1,003	1,204	1,900	1,938	995
Net earnings attributable to noncontrolling interests	8	3	7	6	6

Net earnings attributable to Devon	$995	$1,201	$1,893	$1,932	$989

Net earnings per share:
Basic net earnings per share	$1.53	$1.84	$2.89	$2.94	$1.48
Diluted net earnings per share	$1.53	$1.83	$2.88	$2.93	$1.48
Weighted average common shares outstanding:
Basic	651	653	655	658	663
Diluted	653	655	656	660	665

SUPPLEMENTAL INFORMATION FOR CONSOLIDATED STATEMENTS OF EARNINGS

(1) OIL, GAS AND NGL DERIVATIVES
(in millions)	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Derivative cash settlements	$13	$(177)	$(363)	$(472)	$(344)
Derivative valuation changes	51	124	611	302	(339)

Oil, gas and NGL derivatives	$64	$(53)	$248	$(170)	$(683)

(2) PRODUCTION EXPENSES
(in millions)	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Lease operating expense	$327	$308	$284	$255	$224
Gathering, processing & transportation	166	178	177	177	161
Production taxes	175	210	252	278	214
Property taxes	25	19	22	19	19

Production expenses	$693	$715	$735	$729	$618

(3) FINANCING COSTS, NET
(in millions)	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Interest based on outstanding debt	$93	$93	$92	$93	$92
Interest income	(17)	(16)	(19)	(2)	(1)
Other	(4)	(4)	(6)	(7)	(6)

Financing costs, net	$72	$73	$67	$84	$85

(4) INCOME TAX EXPENSE
(in millions)	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Current expense	$141	$84	$120	$252	$103
Deferred expense	80	265	445	305	164

Income tax expense	$221	$349	$565	$557	$267

CONSOLIDATED BALANCE SHEETS

(in millions)	March 31, 2023	December 31, 2022
Current assets:
Cash, cash equivalents and restricted cash	$887	$1,454
Accounts receivable	1,615	1,767
Inventory	212	201
Other current assets	475	469

Total current assets	3,189	3,891
Oil and gas property and equipment, based on successful efforts accounting, net	16,932	16,567
Other property and equipment, net	1,583	1,539

Total property and equipment, net	18,515	18,106
Goodwill	753	753
Right-of-use assets	219	224
Investments	469	440
Other long-term assets	275	307

Total assets	$23,420	$23,721

Current liabilities:
Accounts payable	$935	$859
Revenues and royalties payable	1,266	1,506
Short-term debt	247	251
Other current liabilities	483	489

Total current liabilities	2,931	3,105
Long-term debt	6,175	6,189
Lease liabilities	256	257
Asset retirement obligations	546	511
Other long-term liabilities	866	900
Deferred income taxes	1,543	1,463
Stockholders’ equity:
Common stock	64	65
Additional paid-in capital	6,344	6,921
Retained earnings	4,712	4,297
Accumulated other comprehensive loss	(115)	(116)
Treasury stock	(28)	—

Total stockholders’ equity attributable to Devon	10,977	11,167
Noncontrolling interests	126	129

Total equity	11,103	11,296

Total liabilities and equity	$23,420	$23,721

Common shares outstanding	645	653

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Cash flows from operating activities:
Net earnings	$1,003	$1,204	$1,900	$1,938	$995
Adjustments to reconcile net earnings to net cash from operating activities:
Depreciation, depletion and amortization	615	625	581	528	489
Leasehold impairments	—	2	2	7	1
Amortization of liabilities	(7)	(8)	(8)	(9)	(6)
Total (gains) losses on commodity derivatives	(64)	53	(248)	170	683
Cash settlements on commodity derivatives	13	(177)	(363)	(472)	(344)
Gains on asset dispositions	—	(29)	—	(14)	(1)
Deferred income tax expense	80	265	445	305	164
Share-based compensation	23	23	22	23	20
Other	2	(1)	8	4	(21)
Changes in assets and liabilities, net	12	(46)	(235)	198	(143)

Net cash from operating activities	1,677	1,911	2,104	2,678	1,837

Cash flows from investing activities:
Capital expenditures	(1,012)	(804)	(628)	(573)	(537)
Acquisitions of property and equipment	(13)	(17)	(2,465)	(100)	(1)
Divestitures of property and equipment	21	—	4	9	26
Distributions from investments	8	9	7	15	8
Contributions to investments	(37)	(17)	(16)	(21)	(22)

Net cash from investing activities	(1,033)	(829)	(3,098)	(670)	(526)

Cash flows from financing activities:
Repurchases of common stock	(517)	(57)	(126)	(324)	(211)
Dividends paid on common stock	(596)	(875)	(1,007)	(830)	(667)
Distributions to noncontrolling interests	(11)	(8)	(9)	(5)	(8)
Shares exchanged for tax withholdings and other	(87)	—	(1)	(12)	(73)

Net cash from financing activities	(1,211)	(940)	(1,143)	(1,171)	(959)

Effect of exchange rate changes on cash	—	2	(10)	(5)	2

Net change in cash, cash equivalents and restricted cash	(567)	144	(2,147)	832	354
Cash, cash equivalents and restricted cash at beginning of period	1,454	1,310	3,457	2,625	2,271

Cash, cash equivalents and restricted cash at end of period	$887	$1,454	$1,310	$3,457	$2,625

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$761	$1,314	$1,166	$3,300	$2,459
Restricted cash	126	140	144	157	166

Total cash, cash equivalents and restricted cash	$887	$1,454	$1,310	$3,457	$2,625

PRODUCTION

	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (MBbls/d)
Delaware Basin	211	201	210	222	209
Eagle Ford	40	42	19	19	17
Anadarko Basin	15	15	13	14	14
Williston Basin	36	37	35	27	32
Powder River Basin	14	16	13	14	12
Other	4	5	4	4	4

Total	320	316	294	300	288

Natural gas liquids (MBbls/d)
Delaware Basin	97	101	108	111	92
Eagle Ford	15	12	9	9	9
Anadarko Basin	26	23	27	25	25
Williston Basin	8	9	8	9	8
Powder River Basin	2	3	2	2	2
Other	1	—	—	—	—

Total	149	148	154	156	136

Gas (MMcf/d)
Delaware Basin	640	626	623	618	561
Eagle Ford	82	84	63	60	61
Anadarko Basin	237	238	224	212	210
Williston Basin	54	64	71	52	54
Powder River Basin	16	21	18	18	19
Other	1	1	1	1	1

Total	1,030	1,034	1,000	961	906

Total oil equivalent (MBoe/d)
Delaware Basin	415	407	421	436	394
Eagle Ford	68	68	39	38	36
Anadarko Basin	81	77	77	74	75
Williston Basin	53	57	55	45	48
Powder River Basin	19	22	18	19	18
Other	5	5	4	4	4

Total	641	636	614	616	575

CAPITAL EXPENDITURES

(in millions)	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	$572	$518	$444	$374	$413
Eagle Ford	188	160	38	37	27
Anadarko Basin	66	59	55	42	16
Williston Basin	73	90	57	21	17
Powder River Basin	32	46	44	37	27
Other	2	1	1	2	1

Total upstream capital	$933	$874	$639	$513	$501

Carbon capital	27	20	27	22	16
Midstream and Corporate	28	28	22	32	46
Acquisitions (1)	13	13	2,534	13	1

Total capital	$1,001	$935	$3,222	$580	$564

(1)	Q3 2022 includes $2,532 million related to Validus and RimRock acquisitions.

SUPPLEMENTAL INFORMATION FOR CAPITAL EXPENDITURES

GROSS OPERATED SPUDS
	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	60	60	50	46	59
Eagle Ford	23	31	7	4	11
Anadarko Basin	19	8	13	14	13
Williston Basin	6	9	10	5	—
Powder River Basin	3	4	6	1	—

Total	111	112	86	70	83

GROSS OPERATED WELLS TIED-IN

	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	42	55	59	52	52
Eagle Ford	26	28	8	14	8
Anadarko Basin	7	23	13	1	—
Williston Basin	17	5	14	—	—
Powder River Basin	5	3	9	—	4

Total	97	114	103	67	64

AVERAGE LATERAL LENGTH

(based on wells tied-in)	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin	9,900’	9,600’	10,900’	9,100’	8,900’
Eagle Ford	6,700’	6,500’	7,800’	5,800’	7,500’
Anadarko Basin	9,300’	8,700’	9,500’	10,100’	—
Williston Basin	11,500’	9,900’	10,500’	—	—
Powder River Basin	10,700’	9,600’	11,800’	—	10,400’

Total	9,300’	8,700’	10,500’	8,400’	8,800’

REALIZED PRICING

BENCHMARK PRICES

(average prices)	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$76.17	$82.53	$91.87	$108.70	$94.45
Natural Gas ($/Mcf) - Henry Hub	$3.44	$6.26	$8.20	$7.17	$4.96
NGL ($/Bbl) - Mont Belvieu Blended	$29.48	$30.46	$39.67	$46.44	$43.99

REALIZED PRICES

	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil (Per Bbl)
Delaware Basin	$74.43	$82.48	$93.60	$109.05	$93.12
Eagle Ford	74.06	83.23	91.53	109.77	94.51
Anadarko Basin	74.14	82.57	91.42	108.15	92.70
Williston Basin	74.09	81.05	91.30	109.85	90.87
Powder River Basin	74.30	81.29	91.33	104.75	92.69
Realized price without hedges	74.32	82.31	92.98	108.93	92.94
Cash settlements	(0.10)	(4.87)	(8.60)	(13.13)	(11.32)

Realized price, including cash settlements	$74.22	$77.44	$84.38	$95.80	$81.62

Natural gas liquids (Per Bbl)
Delaware Basin	$23.72	$23.68	$34.37	$40.75	$38.43
Eagle Ford	26.18	29.06	35.55	41.98	39.68
Anadarko Basin	27.88	29.58	35.52	41.64	38.38
Williston Basin	8.97	7.97	25.41	23.88	20.71
Powder River Basin	35.72	34.91	44.85	55.62	52.49
Realized price without hedges	24.12	24.32	34.44	40.28	37.76
Cash settlements	—	—	—	—	—

Realized price, including cash settlements	$24.12	$24.32	$34.44	$40.28	$37.76

Gas (Per Mcf)
Delaware Basin	$1.90	$4.30	$7.06	$6.41	$3.83
Eagle Ford	2.99	5.02	7.53	7.10	4.91
Anadarko Basin	3.14	5.37	8.89	7.11	4.00
Williston Basin	1.57	0.44	3.23	1.56	0.74
Powder River Basin	4.25	5.57	8.23	7.93	4.24
Realized price without hedges	2.29	4.39	7.25	6.37	3.77
Cash settlements	0.18	(0.38)	(1.42)	(1.31)	(0.62)

Realized price, including cash settlements	$2.47	$4.01	$5.83	$5.06	$3.15

Total oil equivalent (Per Boe)
Delaware Basin	$46.35	$53.34	$65.80	$75.02	$63.75
Eagle Ford	52.81	62.92	65.49	75.07	62.74
Anadarko Basin	32.16	41.25	53.72	54.46	42.08
Williston Basin	52.94	54.51	66.65	73.15	63.31
Powder River Basin	63.01	67.59	78.58	89.84	75.75

Realized price without hedges	46.44	53.66	64.89	73.13	61.40
Cash settlements	0.22	(3.04)	(6.41)	(8.43)	(6.65)

Realized price, including cash settlements	$46.66	$50.62	$58.48	$64.70	$54.75

ASSET MARGINS

BENCHMARK PRICES
(average prices)	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$76.17	$82.53	$91.87	$108.70	$94.45
Natural Gas ($/Mcf) - Henry Hub	$3.44	$6.26	$8.20	$7.17	$4.96
NGL ($/Bbl) - Mont Belvieu Blended	$29.48	$30.46	$39.67	$46.44	$43.99

PER-UNIT CASH MARGIN BY ASSET (per Boe)

	2023	2022
	Quarter 1	Quarter 4	Quarter 3	Quarter 2	Quarter 1
Delaware Basin
Realized price	$46.35	$53.34	$65.80	$75.02	$63.75
Lease operating expenses	(4.58)	(4.55)	(4.39)	(3.98)	(3.79)
Gathering, processing & transportation	(2.63)	(2.52)	(2.40)	(2.37)	(2.32)
Production & property taxes	(3.43)	(3.89)	(4.81)	(5.35)	(4.65)

Field-level cash margin	$35.71	$42.38	$54.20	$63.32	$52.99

Eagle Ford
Realized price	$52.81	$62.92	$65.49	$75.07	$62.74
Lease operating expenses	(6.32)	(5.63)	(4.94)	(4.98)	(4.63)
Gathering, processing & transportation	(1.49)	(3.08)	(4.94)	(6.39)	(5.67)
Production & property taxes	(3.25)	(2.97)	(3.79)	(3.99)	(3.52)

Field-level cash margin	$41.75	$51.24	$51.82	$59.71	$48.92

Anadarko Basin
Realized price	$32.16	$41.25	$53.72	$54.46	$42.08
Lease operating expenses	(3.41)	(3.59)	(3.46)	(3.49)	(2.75)
Gathering, processing & transportation	(5.93)	(6.84)	(6.91)	(6.65)	(6.67)
Production & property taxes	(1.73)	(2.29)	(3.26)	(3.17)	(2.35)

Field-level cash margin	$21.09	$28.53	$40.09	$41.15	$30.31

Williston Basin
Realized price	$52.94	$54.51	$66.65	$73.15	$63.31
Lease operating expenses	(13.25)	(9.93)	(9.97)	(9.40)	(7.67)
Gathering, processing & transportation	(2.19)	(1.92)	(2.40)	(2.44)	(2.32)
Production & property taxes	(4.85)	(5.64)	(6.33)	(6.75)	(5.67)

Field-level cash margin	$32.65	$37.02	$47.95	$54.56	$47.65

Powder River Basin
Realized price	$63.01	$67.59	$78.58	$89.84	$75.75
Lease operating expenses	(11.07)	(7.15)	(7.03)	(7.04)	(9.01)
Gathering, processing & transportation	(2.73)	(2.98)	(3.24)	(3.50)	(3.19)
Production & property taxes	(7.78)	(8.13)	(9.50)	(10.89)	(9.23)

Field-level cash margin	$41.43	$49.33	$58.81	$68.41	$54.32

Devon - Total
Realized price	$46.44	$53.66	$64.89	$73.13	$61.40
Lease operating expenses	(5.67)	(5.26)	(5.02)	(4.56)	(4.33)
Gathering, processing & transportation	(2.88)	(3.05)	(3.13)	(3.15)	(3.11)
Production & property taxes	(3.47)	(3.91)	(4.84)	(5.30)	(4.51)

Field-level cash margin	$34.42	$41.44	$51.90	$60.12	$49.45

NON-GAAP MEASURES

(all monetary values in millions, except per share amounts)

Devon’s earnings materials include non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in the earnings materials, including reconciliations to their most directly comparable GAAP measure.

The earnings materials may include forward-looking non-GAAP measures. The company is unable to provide reconciliations of these forward-looking non-GAAP measures, because components of the calculations are inherently unpredictable, such as changes to current assets and liabilities, the timing of changes in capital accruals, unknown future events and estimating certain future GAAP measures. The inability to reliably quantify certain components of the calculation would significantly affect the usefulness and accuracy of a reconciliation.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on first- quarter 2023 earnings.

	Quarter Ended March 31, 2023
	Before-tax	After-tax	After NCI	Per Diluted Share
Total
Earnings (GAAP)	$1,224	$1,003	$995	$1.53
Adjustments:
Deferred tax asset valuation allowance	—	(3)	(3)	(0.01)
Fair value changes in financial instruments	(53)	(40)	(40)	(0.06)

Core earnings (Non-GAAP)	$1,171	$960	$952	$1.46

EBITDAX

Devon believes EBITDAX provides information useful in assessing operating and financial performance across periods. Devon computes EBITDAX as net earnings before financing costs, net; income tax expense; exploration expenses; depreciation, depletion and amortization; asset disposition gains and losses; non-cash share-based compensation; non-cash valuation changes for derivatives and financial instruments; accretion on discounted liabilities; and other items not related to normal operations. EBITDAX as defined by Devon may not be comparable to similarly titled measures used by other companies.

	Q1 ‘23	Q4 ‘22	Q3 ‘22	Q2 ‘22	TTM	Q1 ‘22
Net earnings (GAAP)	$1,003	$1,204	$1,900	$1,938	$6,045	$995
Financing costs, net	72	73	67	84	296	85
Income tax expense	221	349	565	557	1,692	267
Exploration expenses	3	13	4	10	30	2
Depreciation, depletion and amortization	615	625	581	528	2,349	489
Asset dispositions	—	(29)	—	(14)	(43)	(1)
Share-based compensation	23	23	22	22	90	20
Derivative & financial instrument non-cash val. changes	(51)	(122)	(613)	(302)	(1,088)	339
Accretion on discounted liabilities and other	5	(6)	(38)	10	(29)	(61)

EBITDAX (Non-GAAP)	$1,891	$2,130	$2,488	$2,833	$9,342	$2,135

NET DEBT

Devon defines net debt as debt (includes short-term and long-term debt) less cash, cash equivalents and cash restricted for discontinued operations. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Total debt (GAAP)	$6,422	$6,440	$6,451	$6,461	$6,471
Less:
Cash, cash equivalents and restricted cash	(887)	(1,454)	(1,310)	(3,457)	(2,625)

Net debt (Non-GAAP)	$5,535	$4,986	$5,141	$3,004	$3,846

NET DEBT-TO-EBITDAX

Devon defines net debt-to-EBITDAX as net debt divided by an annualized EBITDAX measure. Devon believes this ratio provides information useful to investors in assessing the company’s credit position and debt leverage.

	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Net debt (Non-GAAP)	$5,535	$4,986	$5,141	$3,004	$3,846
EBITDAX (Non-GAAP) (1)	$9,342	$9,586	$9,267	$8,413	$6,781

Net debt-to-EBITDAX (Non-GAAP)	0.6	0.5	0.6	0.4	0.6

(1)	EBITDAX is an annualized measure using a trailing twelve-month calculation.

FREE CASH FLOW

Devon defines free cash flow as total operating cash flow less capital expenditures. Devon believes free cash flow provides a useful measure of available cash generated by operating activities for other investing and financing activities.

	Quarter Ended Mar. 31, 2023	Quarter Ended Dec. 31, 2022	Quarter Ended Sep. 30, 2022	Quarter Ended Jun. 30, 2022	Quarter Ended Mar. 31, 2022
Total operating cash flow (GAAP)	$1,677	$1,911	$2,104	$2,678	$1,837
Less capital expenditures:	(1,012)	(804)	(628)	(573)	(537)

Free cash flow (Non-GAAP)	$665	$1,107	$1,476	$2,105	$1,300

REINVESTMENT RATE

Devon defines reinvestment rate as accrued capital expenditures (excluding acquisitions) divided by operating cash flow. Devon believes this measure provides useful information to our investors as an indicator of the capital demands of our business relative to the cash flow generated from normal business operations.

	Quarter Ended Mar. 31, 2023	Year Ended Dec. 31, 2022
Capital expenditures (excludes acquisitions)	$988	$2,740
Operating cash flow	$1,677	$8,530

Reinvestment rate (Non-GAAP)	59%	32%

VARIABLE DIVIDEND

Devon may pay a variable dividend of up to 50 percent of its excess cash flow. Each quarter’s excess cash flow is computed as adjusted cash flow less capital expenditures and the fixed dividend.

Quarter Ended Mar. 31, 2023
Operating cash flow (GAAP)	$1,677
Changes in assets and liabilities, net	(12)

Adjusted cash flow (Non-GAAP)	1,665
Capital expenditures (Accrued)	(1,001)

Adjusted free cash flow (Non-GAAP)	664
Fixed quarterly dividend	(133)

Excess free cash flow (Non-GAAP)	$531
~50% Pay out (Board Discretion: Up to 50%)	50%

~50% of excess free cash flow	264
Contingent proceeds (Barnett and Wind River)	69

Total variable dividend	$333

SECOND-QUARTER AND FULL-YEAR 2023 GUIDANCE

PRODUCTION GUIDANCE

	Quarter 2		Full Year
	Low	High	Low	High
Oil (MBbls/d)	316	324	320	326
Natural gas liquids (MBbls/d)	159	165	156	162
Gas (MMcf/d)	1,010	1,050	1,000	1,050

Total oil equivalent (MBoe/d)	643	664	643	663

CAPITAL EXPENDITURES GUIDANCE

	Quarter 2		Full Year
(in millions)	Low	High	Low	High
Upstream capital	$920	$980	$3,440	$3,560
Carbon capital	25	35	80	120
Midstream & other capital	20	30	80	120

Total capital	$965	$1,045	$3,600	$3,800

PRICE REALIZATIONS GUIDANCE

	Quarter 2		Full Year
	Low	High	Low	High
Oil - % of WTI	95%	100%	95%	100%
NGL - % of WTI	25%	35%	25%	35%
Natural gas - % of Henry Hub	60%	70%	60%	75%

OTHER GUIDANCE ITEMS

	Quarter 2		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$(15)	$(5)	$(60)	$(50)
LOE & GP&T per BOE	$8.65	$8.95	$8.30	$8.80
Production & property taxes as % of upstream sales	7.0%	8.0%	7.0%	8.0%
Exploration expenses	$—	$5	$5	$15
Depreciation, depletion and amortization	$620	$660	$2,500	$2,600
General & administrative expenses	$95	$105	$390	$410
Net financing costs, net	$75	$85	$290	$310
Other expenses	$—	$5	$—	$20

INCOME TAX GUIDANCE

(% of pre-tax earnings)	Quarter 2	Full Year
Current income tax rate	15%	15%
Deferred income tax rate	7%	7%

Total income tax rate	22%	22%

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CONTINGENT PAYMENTS FOR BARNETT SHALE DIVESTITURE (2 more years through 2024)

WTI Threshold	WTI Annual Earnout Amount	Henry Hub Threshold	Henry Hub Annual Earnout Amount
$50.00	$10,000,000	$2.75	$20,000,000
$55.00	$12,500,000	$3.00	$25,000,000
$60.00	$15,000,000	$3.25	$35,000,000
$65.00	$20,000,000	$3.50	$45,000,000

2023 & 2024 HEDGING POSITIONS

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q2 2023	—	$—	84,500	$69.41	$94.84
Q3 2023	—	$—	84,500	$69.41	$94.84
Q4 2023	—	$—	81,000	$69.63	$94.29
Q1-Q4 2024	—	$—	20,486	$60.00	$86.09

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q2 2023	Midland Sweet	25,000	$0.90
Q3-Q4 2023	Midland Sweet	66,500	$1.11
Q1-Q4 2024	Midland Sweet	61,500	$1.17

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q2 2023	64,000	$3.35	220,000	$3.60	$7.00
Q3 2023	72,000	$3.29	195,000	$3.61	$7.29
Q4 2023	72,000	$3.29	147,000	$3.67	$7.62
Q1-Q4 2024	58,426	$3.29	40,527	$3.78	$7.05

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q2 2023	El Paso Permian	135,000	$(1.59)
Q3 - Q4 2023	El Paso Permian	145,000	$(1.58)
Q2 - Q4 2023	Houston Ship Channel	140,000	$(0.19)
Q2 - Q4 2023	WAHA	70,000	$(0.51)
Q1-Q4 2024	El Paso Permian	19,945	$(0.92)
Q1-Q4 2024	Houston Ship Channel	30,000	$(0.32)
Q1-Q4 2024	WAHA	44,973	$(0.58)

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC end of the month NYMEX index. Commodity hedge positions are shown as of April 28, 2023.

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